UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 19, 2017

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Agreement

On January 19, 2017, the Securities and Exchange Commission (the “SEC”) issued an Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21c of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-And-Desist Order (the “Settlement Agreement”) for HomeStreet, Inc. (“HomeStreet” or the “Company”) on terms proposed by HomeStreet to the SEC on January 6, 2017 in an Offer of Settlement. The settlement relates primarily to HomeStreet’s fair value hedge accounting analysis, which was previously disclosed in the Company’s quarterly reports filed under the 1934 Securities and Exchange Act, as amended (the “Exchange Act”). The Settlement Agreement relates to allegations from the SEC under Section 13(b)(2)(A) of the Exchange Act, which requires all issuers to make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the issuer, and Section 13(b)(2)(B), which requires all issuers to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP.

The Settlement Agreement also covers allegations by the SEC that HomeStreet violated Rule 21F-17(a) of the Exchange Act, which prohibits any person from taking an action to impede an individual from communicating directly with the Commission staff about a possible securities law violation, based on language in certain severance agreements (which has since been revised), and on certain alleged efforts to determine the identity of whistleblowers. The SEC has stated in the Settlement Agreement that it is unaware of any instances where a current or former employee did not communicate with the Commission about potential securities law violations.

In connection with the Settlement Agreement, HomeStreet paid the SEC a penalty of $500,000 and agreed to cease and desist from committing any violations of Section 13(b)(2)(A) and (B) of the Exchange Act, and Exchange Act Rule 21F-17 and to undertake certain remediation with respect to the allegations concerning severance agreements. HomeStreet’s Treasurer and Chief Investment Officer also entered into a separate settlement agreement with the SEC on January 19, 2017; that settlement relates only to allegations that the violations of Sections 13(b)(2)(A) and 13(b)(2)(B), and Exchange Act Rule 13b2-1 and included a $20,000 penalty and an agreement to cease and desist from any violations of these provisions.

Neither HomeStreet nor any HomeStreet officers admitted or were required to admit the allegations. The SEC does not allege any fraud on the part of any of the parties to either settlement agreement, nor does it allege that either HomeStreet or any HomeStreet officers acted with an intent to deceive investors, or that the violations had a material impact on HomeStreet’s financial statements.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement. The Settlement Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On January 19, 2017, the Company issued a press release relating to the Settlement Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Exhibits

Exhibit No.	Description

1.1	Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21c of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-And-Desist Order dated January 19, 2017

99.1	Press Release issued January 19, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 19, 2017

HomeStreet, Inc.

By:	/s/ Godfrey B. Evans
Godfrey B. Evans
Executive Vice President, General Counsel
Chief Administrative Officer & Corporate Secretary